PAYPAL FUNDS

                                August 20, 2002
                  (supplement to prospectus dated May 1, 2002)

To shareholders of the PAYPAL MONEY MARKET FUND (THE "FUND"):

THE PAYPAL FUNDS PROPOSE TO SUBMIT CERTAIN PROPOSALS FOR APPROVAL BY THE SHAREHOLDERS OF THE FUND, AS DESCRIBED BELOW. PROXY MATERIALS WILL BE SENT TO SHAREHOLDERS AS OF THE SELECTED RECORD DATE, AUGUST 20, 2002, WITH MORE INFORMATION.

NEW INVESTMENT ADVISORY AGREEMENT
The PayPal Funds propose to adopt a new Investment Advisory Agreement in connection with the merger of PayPal, Inc., the parent company of PayPal Asset Management, Inc. ("PAMI"), which is the investment adviser to the PayPal Funds, with and into Vaquita Acquisition Corp., a wholly-owned subsidiary of eBay Inc. PayPal, Inc. would become a wholly owned subsidiary of eBay Inc. under the terms of the Agreement and Plan of Merger, dated as of July 7, 2002, among PayPal, Inc., eBay Inc. and Vaquita Acquisition Corp. (the "Merger"). Upon consummation of the Merger, which is scheduled for year-end 2002, there would be an automatic termination of the current Investment Advisory Agreement under the Investment Company Act of 1940, as amended (the "1940 Act"). The proposed new Investment Advisory Agreement (which was approved by the Board of Trustees on August 13,
2002) is substantially the same as the current Investment Advisory Agreement (which was most recently approved by the Board of Trustees on May 14, 2002), differing only in the effective and termination dates. THE NEW INVESTMENT ADVISORY AGREEMENT WILL NOT RESULT IN A CHANGE IN ADVISORY FEES PAID BY THE PAYPAL FUNDS. Under the proposed new Investment Advisory Agreement, PAMI will continue to provide investment advisory services to the PayPal Funds in consideration for a stated fee of 1.80% per annum of average daily net assets. The current contractual expense limitation and voluntary fee waiver would not be affected. The proposed new Investment Advisory Agreement will continue in effect for a period not to exceed two years from its effective date, and thereafter shall continue automatically for successive annual periods, subject to certain approvals, unless or until terminated by the PayPal Funds or PAMI on 60 days' written notice. If the proposed new Investment Advisory Agreement is not approved, the Board of Trustees will promptly seek to enter into a new investment advisory agreement, subject to approval by the shareholders of the PayPal Funds. The costs of soliciting and obtaining such approval will be paid by PAMI.

AMENDMENT TO TRUST INSTRUMENT
The PayPal Funds propose to amend the current Amended and Restated Trust Instrument, which requires the Board of Trustees to be elected by shareholders every three years. As further amended, the provision limiting each Trustee's term to three years would be eliminated and the Trustees would hold office during the lifetime of the trust and until its termination. This would provide continuity of management and eliminate the time and expense associated with a shareholder meeting every three years.

BOARD OF TRUSTEES
The PayPal Funds propose to re-elect a Board of Trustees. Kevin T. Hamilton, Richard D. Kernan, Gregory N. River and John T. Story have been nominated for the election of Trustees, all of whom have served continuously in such capacity since the inception of the PayPal Funds in 1999, except for Mr. Kernan, who was an advisory trustee in 2001 and, on August 13, 2002, was elected as a trustee to fill the vacancy left upon the resignation of Nicole Faucher. Mr. Story is an "interested person" (as defined in the 1940 Act) of the PayPal Funds, while the other nominees are not. If elected, the Trustees will hold office during the lifetime of the PayPal Funds or until resignation or removal, subject to the Amended and Restated Trust Instrument described above.

REVISED INVESTMENT OBJECTIVE
The PayPal Funds propose to revise the investment objective of the PayPal Money Market Fund from fundamental to non-fundamental. The current fundamental objective requires shareholder approval prior to any change. A non-fundamental investment objective would provide the Board of Trustees with the flexibility to respond to changes in the marketplace and revise the Fund's investment objective without incurring the time and costs associated with a shareholder vote, which is a flexibility that many other funds in the mutual fund industry already have.

REVISED INVESTMENT POLICIES
The PayPal Funds propose to revise certain fundamental investment policies that can be changed only with the approval of shareholders. Some of the Fund's fundamental investment policies were adopted in the past to reflect then current regulatory, business or industry conditions which are no longer in effect and, as a result, are more complex or restrictive than is required by the 1940 Act. The proposed revisions would simplify and create more flexibility under the Fund's fundamental investment policies as well as clarify the specific restrictions. The PayPal Funds propose to revise the investment policies with respect to concentration of investments, investments in real estate, investments in commodities, underwriting, borrowing and issuing senior securities, diversification of investments, and lending.

PLEASE NOTE THAT A PROXY STATEMENT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION RELATING TO THE ABOVE PROPOSALS TO BE VOTED ON AT A SPECIAL MEETING OF THE SHAREHOLDERS SCHEDULED FOR OCTOBER 18, 2002.